[Reserve Funds Logo]                     General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24-Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700

                     AMERICAN EXPRESS MONEY-MARKET ACCOUNT
                                   PROSPECTUS

    The Reserve Fund "America's First Money Fund," Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust are no-load money-market funds with thirteen
(13) investment portfolios, collectively: PRIMARY, U.S. GOVERNMENT, U.S. TREASURY, INTERSTATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, NEW YORK TAX-EXEMPT, OHIO TAX-EXEMPT and PENNSYLVANIA TAX-EXEMPT FUNDS (THE "FUND(S)").

    The primary objective of each Fund is to seek as high a level of short-term interest income as is consistent with the preservation of capital and liquidity and in the tax-exempt funds, exempt from federal income and state and local personal income taxes and/or property in many states. However, achievement of this objective cannot be assured.

    The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

    - PRIMARY FUND of The Reserve Fund invests in (i) obligations backed by the full faith and credit of the U.S. government and its agencies or instrumentalities; (ii) deposit-type obligations, acceptances and letters of credit of FDIC insured institutions and foreign banks with assets in excess of $25 billion; (iii) short-term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high quality short-term instruments; and (v) instruments fully collateralized by the foregoing instruments.

    - U.S. GOVERNMENT FUND of The Reserve Fund invests in obligations backed by the full faith and credit of the U.S. government or obligations collateralized thereby.

    - U.S. TREASURY FUND of The Reserve Fund invests exclusively in obligations backed by the full faith and credit of the U.S. government that provide interest income exempt in many states from state and local personal income taxes.

    - INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust invests principally in short-term obligations issued by the states, territories, and possessions of the U.S. and their political subdivisions, duly constituted authorities and corporations.

    - NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, NEW JERSEY, OHIO and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust seek a high level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with the preservation of capital and liquidity. Each of these Funds invests principally in high quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions.

    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus sets forth information about each Fund which a prospective investor should know before investing and which was filed with the Securities and Exchange Commission ("SEC") on the individual registration statements for The Reserve Fund, Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust (the "Trusts"). A Statement of Additional Information ("SAI") for each Fund December, 1998 providing further details about the Funds has been filed with the SEC for each Trust, respectively, and is herein incorporated by reference. An SAI may be obtained without charge by writing or calling the Funds at the above telephone number. The SEC maintains a web site (http://www.sec.gov) that contains the individual registration statements, material incorporated by reference, and other information regarding the Funds filed electronically with the SEC.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAVE THEY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                       Prospectus dated December 14, 1998
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following tables illustrate all expenses and fees that a shareholder of the Funds will incur directly or indirectly. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............................    None
Sales Load Imposed on Reinvested Dividends..................    None
Redemption Fees*............................................    None
Exchange Fees...............................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                         CALIFORNIA   CONNECTICUT
                                                PRIMARY   U.S. GOVERNMENT   U.S. TREASURY   INTERSTATE   TAX-EXEMPT   TAX-EXEMPT
                                                 FUND          FUND            FUND(1)         FUND         FUND         FUND
                                                -------   ---------------   -------------   ----------   ----------   -----------
Management Fee................................    .45%          .49%              --           .50%         .50%          .50%
Comprehensive Fee.............................     --            --              .60%           --           --            --
12b-1 Fees....................................    .18%          .18%             .17%          .19%         .20%          .16%
Other Operating Expenses
  Administration and Operations Expenses......    .25%          .27%            None           .23%         .22%          .20%
  Equipment...................................    .05%          .03%            None           .03%         .03%          .02%
  Other.......................................    .01%          .02%            None           .02%         .01%          .01%
                                                  ---           ---             ----           ---          ---           ---
Total Operating Expenses......................    .94%          .99%             .77%          .97%         .96%          .89%
                                                  ===           ===             ====           ===          ===           ===

                                    FLORIDA     MASSACHUSETTS    MICHIGAN    NEW JERSEY    NEW YORK       OHIO      PENNSYLVANIA
                                   TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT
                                      FUND          FUND        FUND(1)**       FUND         FUND         FUND          FUND
                                   ----------   -------------   ----------   ----------   ----------   ----------   ------------
Management Fee...................     .50%           .50%            --         .50%         .50%          .50%          .50%
Comprehensive Fee................      --             --            .80%         --           --            --            --
12b-1 Fees.......................     .20%           .03%           .20%        .19%         .17%          .00%          .20%
Other Operating Expenses
  Administration and Operations
    Expenses.....................     .20%           .17%          None         .26%         .22%          .47%          .26%
  Equipment......................     .03%           .03%          None         .03%         .03%          .01%          .03%
  Other..........................     .01%           .02%          None         .01%         .02%          .02%          .01%
                                      ---            ---           ----         ---          ---          ----          ----
Total Operating Expenses.........     .94%           .75%          1.00%        .99%         .94%         1.00%         1.00%
                                      ===            ===           ====         ===          ===          ====          ====

    *A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. (1) The U.S. Treasury Fund and Michigan Tax-Exempt Fund is charged a comprehensive management fee of 0.80% per annum of its average net assets for both advisory and ordinary operating expenses during the year. The Fund's Adviser voluntarily waived a portion of its comprehensive fee. However, the U.S. Treasury Fund may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses.** Shares of the Michigan Tax-Exempt Fund were not offered until December 14, 1998. See "Investment Management Agreements" on page 14.

    The purpose of these tables is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example reflects the voluntary reduction of the comprehensive fee for the U.S. Treasury Fund by the Adviser.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Primary Fund......................................   $10       $30       $52       $115
U.S. Government Fund..............................   $10       $32       $55       $121
U.S. Treasury Fund................................   $ 8       $25       $43       $ 95
Interstate Tax-Exempt Fund........................   $10       $31       $54       $119
California Tax-Exempt Fund........................   $10       $31       $53       $118
Connecticut Tax-Exempt Fund.......................   $ 9       $28       $49       $110
Florida Tax-Exempt Fund...........................   $10       $30       $52       $115
Massachusetts Tax-Exempt Fund.....................   $ 8       $24       $42       $ 93
Michigan Tax-Exempt Fund..........................   $10       $32       $55       $122
New Jersey Tax-Exempt Fund........................   $10       $32       $55       $121
New York Tax-Exempt Fund..........................   $10       $30       $52       $115
Ohio Tax-Exempt Fund..............................   $10       $32       $55       $122
Pennsylvania Tax-Exempt Fund......................   $10       $32       $55       $122

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following information applies to a share of the Primary, U.S. Government, U.S. Treasury, Interstate Tax-Exempt, California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds outstanding throughout each period. Shares of the Michigan Tax-Exempt Fund were not offered until December 14, 1998. This information should be read in conjunction with the financial statements and related notes incorporated by referenced in the SAI. Such information has been audited by PricewaterhouseCoopers LLP, whose report appears in each Trust's Annual Report to Shareholders which are incorporated by reference into each Fund's SAI. Further information concerning investment performance is contained in each Trust's Annual report, which is available without charge.

                                                FOR FISCAL YEARS ENDED MAY 31,
                       ---------------------------------------------------------------------------------
    PRIMARY FUND         1998        1997        1996        1995        1994        1993        1992
    ------------       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value,
  beginning of
  year...............  $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Income from
  investment
  operations.........      .0579       .0557       .0591       .0549       .0345       .0361       .0541
Expenses.............      .0096       .0100       .0101       .0099       .0099       .0100       .0100
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment income
  (1)................      .0483       .0457       .0490       .0450       .0246       .0261       .0441
Dividends from net
  investment income
  (1)................     (.0483)     (.0457)     (.0490)     (.0450)     (.0246)     (.0261)     (.0441)
                       ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end
  of year............  $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
                       =========   =========   =========   =========   =========   =========   =========
Total Return.........       4.83%       4.57%       4.90%       4.50%       2.46%       2.61%       4.41%
RATIOS/SUPPLEMENTAL
  DATA
---------------------
Net assets in
 thousands, end of
 year................  2,707,620   2,104,109   1,664,114   1,602,464   1,415,378   1,389,136   1,553,828
Ratio of expenses to
  average net
  assets.............        .94%        .98%        .98%        .97%        .97%        .99%        .99%
Ratio of net
  investment income
  to average net
  assets.............       4.71%       4.47%       4.79%       4.42%       2.44%       2.58%       4.34%

                        FOR FISCAL YEARS ENDED MAY 31,
                       ---------------------------------
    PRIMARY FUND         1991        1990        1989
    ------------       ---------   ---------   ---------
Net asset value,
  beginning of
  year...............  $  1.0000   $  1.0000   $  1.0000
                       ---------   ---------   ---------
Income from
  investment
  operations.........      .0794       .0915       .0913
Expenses.............      .0100       .0096       .0098
                       ---------   ---------   ---------
Net investment income
  (1)................      .0694       .0819       .0815
Dividends from net
  investment income
  (1)................     (.0694)     (.0819)     (.0815)
                       ---------   ---------   ---------
Net asset value, end
  of year............  $  1.0000   $  1.0000   $  1.0000
                       =========   =========   =========
Total Return.........       6.94%       8.19%       8.15%
RATIOS/SUPPLEMENTAL
  DATA
---------------------
Net assets in
 thousands, end of
 year................  1,803,132   1,777,372   1,698,934
Ratio of expenses to
  average net
  assets.............        .97%        .92%        .94%
Ratio of net
  investment income
  to average net
  assets.............       6.72%       7.85%       7.84%

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT FUND        1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
     --------------------       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0572     .0550     .0586     .0542     .0337     .0353     .0533     .0772     .0908     .0921
Expenses......................    .0101     .0101     .0102     .0101     .0100     .0100     .0101     .0102     .0098     .0100
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0471     .0449     .0484     .0441     .0237     .0253     .0432     .0670     .0810     .0821
Dividends from net investment
  income (1)..................   (.0471)   (.0449)   (.0484)   (.0441)   (.0237)   (.0253)   (.0432)   (.0670)   (.0810)   (.0821)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return..................     4.71%     4.49%     4.84%     4.41%     2.37%     2.53%     4.32%     6.70%     8.10%     8.21%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  652,468   611,844   568,497   721,785   740,698   728,138   853,823   817,604   585,023   654,571
Ratio of expenses to average
  net assets..................      .99%      .99%     1.00%      .99%      .99%      .99%      .99%      .98%      .94%      .98%
Ratio of net investment income
  to average net assets.......     4.60%     4.40%     4.75%     4.31%     2.35%     2.50%     4.21%     6.38%     7.78%     8.01%

                                                                                                              FEBRUARY 3, 1992
                                                                                                              (COMMENCEMENT OF
                                                          FOR FISCAL YEARS ENDED MAY 31,                        OPERATIONS)
                                        -------------------------------------------------------------------       THROUGH
U.S. TREASURY FUND                       1998        1997        1996        1995        1994        1993       MAY 31, 1992
------------------                      -------     -------     -------     -------     -------     -------   ----------------
Net asset value, beginning of year....  $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000       $1.0000
                                        -------     -------     -------     -------     -------     -------       -------
Income from investment operations.....    .0535       .0521       .0547       .0523       .0313       .0330         .0121
Expenses..............................    .0079       .0078       .0081       .0067       .0073       .0092         .0031
                                        -------     -------     -------     -------     -------     -------       -------
Net investment income (1).............    .0456       .0443       .0466       .0456       .0240       .0238         .0090
Dividends from net investment income
  (1).................................   (.0456)     (.0443)     (.0466)     (.0456)     (.0240)     (.0238)       (.0090)
                                        -------     -------     -------     -------     -------     -------       -------
Net asset value, end of year..........  $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000       $1.0000
                                        =======     =======     =======     =======     =======     =======       =======
Total Return..........................     4.56%       4.43%       4.66%       4.56%       2.40%       2.38%         2.75%(2)
RATIOS/SUPPLEMENTAL DATA
--------------------------------------
Net assets in thousands, end of
  year................................  239,760     169,178     142,766      95,227       7,350      32,325           512
Ratio of expenses to average net
  assets..............................      .77%(3)     .77%(3)     .79%(3)     .68%(3)     .73%(3)     .80%          .97%(2)
Ratio of net investment income to
  average net assets..................     4.46%       4.33%       4.53%       4.64%       2.38%       2.07%         2.74%(2)

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
INTERSTATE TAX-EXEMPT FUND       1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
--------------------------      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0378     .0361     .0390     .0368     .0268     .0312     .0455     .0599     .0663     .0650
Expenses......................    .0099     .0105     .0105     .0103     .0103     .0104     .0106     .0105     .0104     .0104
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0279     .0256     .0285     .0265     .0165     .0208     .0349     .0494     .0559     .0546
Dividends from net investment
  income (1)..................   (.0279)   (.0256)   (.0285)   (.0265)   (.0165)   (.0208)   (.0349)   (.0494)   (.0559)   (.0546)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        Total return..........     2.79%     2.56%     2.85%     2.65%     1.65%     2.08%     3.49%     4.94%     5.59%     5.46%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  352,869   306,152   292,067   315,232   352,594   366,383   358,101   333,321   306,153   312,239
Ratio of expenses to average
  net assets..................      .97%     1.04%     1.04%     1.00%     1.02%     1.03%     1.03%     1.03%     1.01%     1.01%
Ratio of net investment income
  to average net assets.......     2.75%     2.52%     2.80%     2.59%     1.63%     2.06%     3.41%     4.81%     5.43%     5.29%

                                                          FOR FISCAL YEARS ENDED MAY 31,          OCTOBER 17, 1994
                                                         --------------------------------   (COMMENCEMENT OF OPERATIONS)
CALIFORNIA TAX-EXEMPT FUND                                 1998        1997        1996         THROUGH MAY 31, 1995
--------------------------                               --------    --------    --------   ----------------------------
Net asset value, beginning of year.....................  $1.0000     $1.0000     $1.0000              $1.0000
                                                         -------     -------     -------              -------
Income from investment operations......................    .0358       .0341       .0379                .0243
Expenses...............................................    .0098       .0102       .0106                .0062
                                                         -------     -------     -------              -------
Net investment income (1)..............................    .0260       .0239       .0273                .0181
Dividends from net investment income (1)...............   (.0260)     (.0239)     (.0273)              (.0181)
                                                         -------     -------     -------              -------
Net asset value, end of year...........................  $1.0000     $1.0000     $1.0000              $1.0000
                                                         =======     =======     =======              =======
Total Return...........................................     2.60%       2.39%       2.73%                1.81%(2)
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------
Net assets in thousands, end of year...................   66,933      30,952      12,612               11,088
Ratio of expenses to average net assets................      .96%       1.03%       1.04%                1.02%(2)
Ratio of net investment income to average net assets...     2.55%       2.40%       2.67%                2.95%(2)

                                           FOR FISCAL YEARS ENDED MAY 31,
                             -----------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND   1998      1997      1996      1995       1994       1993
---------------------------  -------   -------   -------   -------    -------    -------
Net asset value, beginning
  of year.................   $1.0000   $1.0000   $1.0000   $1.0000    $1.0000    $1.0000
                             -------   -------   -------   -------    -------    -------
Income from investment
  operations..............     .0358     .0341     .0368     .0352      .0250      .0269
Expenses..................     .0091     .0098     .0102     .0098(3)   .0086(3)   .0087(3)
                             -------   -------   -------   -------    -------    -------
Net investment income
  (1).....................     .0267     .0243     .0266     .0254      .0164      .0182
Dividends from net
  investment income (1)...    (.0267)   (.0243)   (.0266)   (.0254)    (.0164)    (.0182)
                             -------   -------   -------   -------    -------    -------
Net asset value, end of
  year....................   $1.0000   $1.0000   $1.0000   $1.0000    $1.0000    $1.0000
                             =======   =======   =======   =======    =======    =======
Total Return..............      2.67%     2.43%     2.66%     2.54%      1.64%      1.82%
RATIOS/SUPPLEMENTAL DATA
 -------------------------
Net assets in thousands,
  end of year.............    36,787    33,497    34,801    26,626    128,693    157,115
Ratio of expenses to
  average net assets......       .89%      .97%     1.01%     .89%(3)     .85%(3)    .86%(3)
Ratio of net investment
  income to average net
  assets..................      2.64%     2.39%     2.61%     2.33%      1.62%      1.81%

                                  FOR FISCAL YEARS ENDED MAY 31,
                             ----------------------------------------
CONNECTICUT TAX-EXEMPT FUND   1992       1991       1990       1989
---------------------------  -------    -------    -------    -------
Net asset value, beginning
  of year.................   $1.0000    $1.0000    $1.0000    $1.0000
                             -------    -------    -------    -------
Income from investment
  operations..............     .0400      .0534      .0615      .0604
Expenses..................     .0091(3)   .0086(3)   .0083(3)   .0086(3)
                             -------    -------    -------    -------
Net investment income
  (1).....................     .0309      .0448      .0532      .0518
Dividends from net
  investment income (1)...    (.0309)    (.0448)    (.0532)    (.0518)
                             -------    -------    -------    -------
Net asset value, end of
  year....................   $1.0000    $1.0000    $1.0000    $1.0000
                             =======    =======    =======    =======
Total Return..............      3.09%      4.48%      5.32%      5.18%
RATIOS/SUPPLEMENTAL DATA
 -------------------------
Net assets in thousands,
  end of year.............   191,101    241,790    314,489    247,929
Ratio of expenses to
  average net assets......       .90%(3)    .85%(3)    .81%(3)    .84%(3)
Ratio of net investment
  income to average net
  assets..................      3.05%      4.41%      5.17%      5.05%

                                                                                  JUNE 24, 1996
                                                               YEAR ENDED  (COMMENCEMENT OF OPERATIONS)
FLORIDA TAX-EXEMPT FUND                                       MAY 31, 1998     THROUGH MAY 31, 1997
-----------------------                                       ------------ ----------------------------
Net asset value, beginning of year..........................    $1.0000              $1.0000
                                                                -------              -------
Income from investment operations...........................      .0366                .0321
Expenses....................................................      .0097                .0093
                                                                -------              -------
Net investment income (1)...................................      .0269                .0228
Dividends from net investment income(1).....................     (.0269)              (.0228)
                                                                -------              -------
Net asset value, end of year................................    $1.0000              $1.0000
                                                                =======              =======
Total Return................................................       2.69%                2.42%(2)
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................     10,817                4,109
Ratio of expenses to average net assets.....................        .94%                1.04%(2)
Ratio of net investment income to average net assets........       2.62%                2.39%(2)

                                                        FOR FISCAL YEARS ENDED MAY 31,
                               --------------------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND   1998    1997       1996       1995       1994       1993       1992       1991
-----------------------------  ------- ------     ------     ------     ------     ------     ------     ------
Net asset value, beginning of
  year.......................  $1.0000 $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                               ------- ------     ------     ------     ------     ------     ------     ------
Income from investment
  operations.................    .0361  .0338      .0362      .0335      .0227      .0257      .0386      .0551
Expenses.....................    .0077  .0079(3)   .0086(3)   .0070(3)   .0052(3)   .0048(3)   .0045(3)   .0032(3)
                               ------- ------     ------     ------     ------     ------     ------     ------
Net investment income (1)....    .0284  .0259      .0276      .0265      .0175      .0209      .0341      .0519
Dividends from net investment
  income (1).................   (.0284) (.0259)   (.0276)    (.0265)    (.0175)    (.0209)    (.0341)    (.0519)
                               ------- ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
  year.......................  $1.0000 $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                               ======= ======     ======     ======     ======     ======     ======     ======
Total Return.................     2.84%   2.59%     2.76%      2.65%      1.75%      2.09%      3.41%      5.19%
RATIOS/SUPPLEMENTAL DATA
-----------------------------
Net assets in thousands, end
  of year....................   25,383 13,035      8,955     10,169     14,824     13,305      7,186      4,652
Ratio of expenses to average
  net assets.................      .75%   .79%(3)    .84%(3)    .69%(3)    .51%(3)    .46%(3)    .44%(3)    .30%(3)
Ratio of net investment
  income to average net
  assets.....................     2.78%   2.58%     2.71%      2.60%      1.73%      2.04%      3.28%      4.79%

                                JANUARY 22, 1990
                                (COMMENCEMENT OF
                               OPERATIONS) THROUGH
MASSACHUSETTS TAX-EXEMPT FUND     MAY 31, 1990
-----------------------------  -------------------
Net asset value, beginning of
  year.......................        $1.0000
                                     -------
Income from investment
  operations.................          .0209
Expenses.....................          .0010
                                     -------
Net investment income (1)....          .0199
Dividends from net investment
  income (1).................         (.0199)(4)
                                     -------
Net asset value, end of
  year.......................        $1.0000
                                     =======
Total Return.................           5.59%(2)
RATIOS/SUPPLEMENTAL DATA
-----------------------------
Net assets in thousands, end
  of year....................          2,140
Ratio of expenses to average
  net assets.................            .29%(2)
Ratio of net investment
  income to average net
  assets.....................           5.53%(2)

                                                          FOR FISCAL YEARS ENDED MAY 31,          OCTOBER 17, 1994
                                                         --------------------------------   (COMMENCEMENT OF OPERATIONS)
NEW JERSEY TAX-EXEMPT FUND                                 1998        1997        1996         THROUGH MAY 31, 1995
--------------------------                               --------    --------    --------   ----------------------------
Net asset value, beginning of year.....................  $1.0000     $1.0000     $1.0000              $1.0000
                                                         -------     -------     -------              -------
Income from investment operations......................    .0354       .0343       .0369                .0330
Expenses...............................................    .0100       .0107       .0106                .0087(3)
                                                         -------     -------     -------              -------
Net investment income (1)..............................    .0254       .0236       .0263                .0243
Dividends from net investment income (1)...............   (.0254)     (.0236)     (.0263)              (.0243)
                                                         -------     -------     -------              -------
Net asset value, end of year...........................  $1.0000     $1.0000     $1.0000              $1.0000
                                                         =======     =======     =======              =======
Total Return...........................................     2.54%       2.36%       2.63%                2.43%(2)
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------
Net assets in thousands, end of year...................   37,600      39,452      41,026               21,607
Ratio of expenses to average net assets................      .99%       1.06%       1.04%                1.01%(2)(3)
Ratio of net investment income to average net assets...     2.50%       2.33%       2.59%                2.82%(2)

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND         1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0363     .0352     .0381     .0352     .0249     .0281     .0421     .0563     .0616     .0600
Expenses......................    .0095     .0105     .0105     .0099     .0099     .0103     .0104     .0105     .0100     .0103
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0268     .0247     .0276     .0253     .0150     .0178     .0317     .0458     .0516     .0497
Dividends from net investment
  income (1)..................   (.0268)   (.0247)   (.0276)   (.0253)   (.0150)   (.0178)   (.0317)   (.0458)   (.0516)   (.0497)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return..................     2.68%     2.47%     2.76%     2.53%     1.50%     1.78%     3.17%     4.58%     5.16%     4.97%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  171,212   153,180   125,454   152,906   148,387   149,785   156,567   148,079   120,142    90,378
Ratio of expenses to average
  net assets..................      .94%     1.04%     1.04%      .98%      .98%     1.02%     1.03%     1.01%      .98%     1.00%
Ratio of net investment income
  to average net assets.......     2.63%     2.43%     2.72%     2.48%     1.48%     1.76%     3.09%     4.43%     5.02%     4.86%

                                                                     APRIL 1, 1998
                                                              (COMMENCEMENT OF OPERATIONS)
OHIO TAX-EXEMPT FUND                                              THROUGH MAY 31, 1998
--------------------                                          ----------------------------
Net asset value, beginning of period........................            $1.0000
                                                                        -------
Income from investment operations...........................              .0065
Expenses....................................................              .0017
                                                                        -------
Net investment income (1)...................................              .0048
Dividends from net investment income (1)....................             (.0048)
                                                                        -------
Net asset value, end of year................................            $1.0000
                                                                        =======
Total Return (2)............................................               2.87%(2)
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................              2,507
Ratio of expenses to average net assets (2).................               1.00%(2)
Ratio of net investment income to average net assets (2)....               2.86%(2)

                                                                   SEPTEMBER 12, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
PENNSYLVANIA TAX-EXEMPT FUND                                      THROUGH MAY 31, 1998
----------------------------                                  ----------------------------
Net asset value, beginning of year..........................            $1.0000
                                                                        -------
Income from investment operations...........................              .0261
Expenses....................................................              .0072
                                                                        -------
Net investment income (1)...................................              .0189
Dividends from net investment income........................             (.0189)
                                                                        -------
Net asset value, end of year................................            $1.0000
                                                                        =======
Total Return................................................               2.64%(2)
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................             13,187
Ratio of expenses to average net assets.....................               1.00%(2)
Ratio of net investment income to average net assets........               2.62%(2)

---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.
(3) During these periods the manager waived a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been approximately 0.20%, 0.20%, 0.20%, 0.25% and 0.12% higher, respectively for the U.S. Treasury Fund, 0.10% higher for the Connecticut Fund, 0.04%, 0.05%, 0.11%, 0.43%, 0.50%, 0.50%, 0.50%, 0.50% and 0.50% higher for the
    Massachusetts Fund and 0.01% higher for the New Jersey Fund.
(4) 0.01c per share represents distributions of taxable income.

                                     YIELD

    For the seven calendar days ended May 31, 1998, the current and effective yields of each Fund were as follows:

                                                           CURRENT YIELD    EFFECTIVE YIELD
                                                           -------------    ---------------
Primary Fund.............................................      4.65%             4.76%
U.S. Government Fund.....................................      4.60%             4.71%
U.S. Treasury Fund.......................................      4.40%             4.50%
Interstate Tax-Exempt Fund...............................      2.90%             2.94%
California Tax-Exempt Fund...............................      2.67%             2.71%
Connecticut Tax-Exempt Fund..............................      2.66%             2.70%
Florida Tax-Exempt Fund..................................      2.85%             2.89%
Massachusetts Tax-Exempt Fund............................      2.72%             2.76%
New Jersey Tax-Exempt Fund...............................      2.66%             2.69%
New York Tax-Exempt Fund.................................      2.74%             2.78%
Ohio Tax-Exempt Fund.....................................      2.86%             2.90%
Pennsylvania Tax-Exempt Fund.............................      2.75%             2.79%

---------------
* After voluntary waiver of its comprehensive fee.

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax-equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940 ("1940 Act").

       INVESTMENT OBJECTIVES AND POLICIES OF THE PRIMARY, U.S. GOVERNMENT
                            AND U.S. TREASURY FUNDS

    The Primary Fund seeks to attain its objective by investing in U.S. government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high-quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short-term instruments of similar quality; and instruments fully collateralized by such obligations.

    The U.S. Government Fund seeks to attain its objective by investing only in securities backed by the full faith and credit of the U.S. government or obligations collateralized thereby.

    The U.S. Treasury Fund seeks to attain its objective by investing in securities of the U.S. government that provide interest income exempt in many states from state and local personal income taxes.

    U.S. government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Other securities, such as obligations issued by the FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

    Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders. It is anticipated that a substantial portion of the dividends paid to shareholders of the U.S. Treasury Fund residing in these states will qualify for this exemption from state taxation. However, a state or local taxing authority may seek, in the future, to tax a shareholder on all or a portion of the interest income of a security held by the U.S. Treasury Fund.

    The Primary Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Instruments which are not rated may also be purchased by the Primary Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Primary Fund may invest.

    The Primary Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Primary Fund will limit its investment in foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Primary Fund may also invest in Municipal Obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.

OTHER POLICIES. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. government or other) and simultaneously commits to resell that security to the seller at an agreed upon price at a later date. The Fund will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Fund's Board of Trustees. The Adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs upon the exercise of its rights under the repurchase agreement. The U.S. Treasury Fund will limit its investment in repurchase agreements with respect to securities backed only by the full faith and credit of the U.S. government to not more than 5% of its total assets. Such investment will be for temporary purposes pending the investment of uninvested cash in U.S. Treasury obligations. The Primary Fund may engage in limited repurchase agreement transactions collateralized by first mortgages conforming to the lending standards of the GNMA, FHLMA or FNMA.

    The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights to the collateral in the event of insolvency of the borrower of the securities. The SAI further explains the Funds' securities lending policies.

    Each Fund may invest, without limitation, in U.S. government securities and in instruments secured or collateralized by U.S. government securities. A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in the securities of issuers in a single industry, except that the Primary Fund will invest more than 25% of its assets in the banking industry. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. government securities). Each Fund has the authority to borrow money (including reverse purchase agreements) for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.


 INVESTMENT OBJECTIVES AND POLICIES OF THE INTERSTATE, CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, NEW JERSEY, NEW YORK, OHIO AND PENNSYLVANIA
                                TAX-EXEMPT FUNDS


    The investment objective of each of the tax-exempt Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of each Fund as defined in the 1940 Act.

    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions.

    These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of each Fund's assets will be invested in Municipal Obligations which are exempt from federal income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' Investment Adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

    Each Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven (7) days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven (7) days' notice.

    In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Each Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's Investment Adviser to those rated securities in which the Funds may invest pursuant to guidelines established by their Boards of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The Investment Adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Funds may purchase participation interests in Municipal Obligations from financial institutions. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Governments"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although a Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except U.S. government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

    Each Fund's concentration in securities issued by the respective state and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.

RISK FACTORS OF CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State was plagued by recurring budget deficits. As of June 30, 1994, according to California's Department of Finance, the State's special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994, the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to
A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on or repay principal of such obligations. However, since 1993 the State's financial and economic condition suggests that California, following a period of stability, is in the midst of a recovery. The General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996. In addition, the gap between the national and California unemployment rate narrowed from 3.4% in 1994 to 1.9% at the close of 1996. By June of 1998, the State's general obligation bonds were rated A1, A+ and AA- by Moody's, S&P and Fitch, respectively.

RISK FACTORS OF CONCENTRATING IN CONNECTICUT. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since revised to Aa3 in March 1997). In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA.

RISK FACTORS OF CONCENTRATING IN FLORIDA. You should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.311 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $502.7 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16.095 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518.2 million at the end of fiscal 1996-97.

RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. The State's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's AA-, AA- and Aa3, respectively.

RISK FACTORS OF CONCENTRATING IN MICHIGAN. Specifically, the credit quality of the Michigan Tax-Exempt Fund will depend on the continued financial strength of the State of Michigan and its political subdivisions. Michigan's fiscal condition continues to be tested by its dependence on the inherently cyclical auto industry. While the State's employment base has diversified away from durable goods manufacturing to trade and services, it remains auto-dependent. Michigan's unemployment rate of 4.0% remained below the national rate of 4.7% through January 1998. The State's unemployment rate has remained below the national average for the past 2.5 years. Prior to 1998, the State had exceeded the national unemployment rate for 15 years. Personal income grew 4.6% in 1997 while the State maintained its traditionally low debt levels. All debt ratios in the State are below the medians. Michigan has made significant progress in achieving a strengthened financial position and long-term structural budget balance through aggressive management controls and conservative fiscal practices. These practices are evident in the State's establishment and maintenance of a large "rainy day" cash reserve. Continued conservative management should enable state finances to remain balanced over the course of longer economic cycles. At present, Michigan's general obligation bonds are rated AA+ and Aa1 by S&P and Moody's respectively.

RISK FACTORS OF CONCENTRATING IN NEW JERSEY. The State's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the State's economy outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. In July 1991, S&P lowered its rating for the State's general obligation debt from AAA to AA+. The State's general obligation debt is rated AA+ and Aa1 by Fitch and Moody's, respectively.

RISK FACTORS OF CONCENTRATING IN NEW YORK. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high-interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. (Since refined to A2 in 1997). The State's general obligation debt is rated A by S&P. At present, the general obligation debt of New York City is rated A3 by Moody's. The City's debt is rated BBB+ by S&P with a positive credit watch.

RISK FACTORS OF CONCENTRATING IN OHIO. Specifically, the credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. In an effort to minimize the State's exposure to cyclical downturns in the manufacturing sector, Ohio has diversified. The 1997 operating surplus of the General Fund was $155 million, down from $548 million in 1996. However, Ohio has made productivity improvements and has expanded into the high-tech and business service industries. The estimated cash balance for the biennium ending 1996-97 is $596.7 million. The State's reserves have been restored to levels which now exceed those seen before the last recession. At present, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P, and Fitch, respectively.

RISK FACTORS IN CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. Currently, Pennsylvania's general obligation bonds are rated AA-, AA and Aa3 by S&P, Fitch and Moody's, respectively. The Adviser does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Fund's ability to invest in high-quality Pennsylvania Municipal Obligations.

    In order to provide liquidity, each Fund limits its average maturity to 90 days or less; buys securities which mature in 397 days or less; and buys only high quality securities.

    The SAI further discusses risk factors in concentrating in securities issued by the respective states and their political subdivisions for each Fund.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, a New Jersey corporation, provides the Funds with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which as of the date of this prospectus has assets in excess of $5.2 billion. Under the Investment Management Agreement, the Adviser manages each Fund's investments, including effecting purchases and sales, in furtherance of its investment objective and policies, subject to overall control and direction of the Funds' Board of Trustees.

    The Primary, U.S. Government, Interstate, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds each pay the Adviser a management fee, which is a percentage of the average daily net assets of each of the Funds, calculated as follows: (i) 0.50% per annum of the first $500 million of average daily net assets; (ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, the Adviser received a management fee of 0.45% of the average daily net assets of the Primary Fund, 0.49% of the average daily net assets of the U.S. Government Fund and 0.50% of the average daily net assets of the Interstate, California, Connecticut, Florida, Massachusetts, New Jersey, New York, Ohio and Pennsylvania Funds. The U.S. Treasury and Michigan Tax-Exempt Funds pay the Adviser a comprehensive management fee calculated at 0.80% per annum of the average daily net assets. Under the terms of the Investment Management Agreement with the U.S. Treasury Fund, the Adviser pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1998, the U.S. Treasury Fund paid the Adviser a comprehensive management fee of 0.60% of its average daily net assets. During the year, the Adviser voluntarily agreed to a reduction of its comprehensive fee.

    The Investment Management Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.

SERVICE AGREEMENT. The Adviser furnishes to the Primary, U.S. Government, Interstate, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds pursuant to a Service Agreement, at cost, all personnel required for the operations of the Funds such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans which finance equipment used by the Funds, and all other expenses incurred in the conduct of the Funds' affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Funds' shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders and the fees and expenses of the Funds' custodians, auditors, lawyers and disinterested Trustees.

    The Adviser has agreed to repay the Primary, U.S. Government, Interstate, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds promptly any amount which a majority of disinterested Trustees reasonably determines is not properly attributable to the Funds. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.

YEAR 2000. The Trust could be adversely affected if the computer systems and other service providers that interface with it are unable to process data from and after January 1, 2000. However, steps are being taken by the Adviser to reasonably address this issue and to obtain assurance that comparable effort is being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Funds each act as their own transfer agent and dividend-paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 with no minimum subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such Firm. You can buy shares of the Funds each business day at the net asset value determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:

        - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

        - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("Firm") from whom you received this Prospectus.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you have an account in more than one Fund and do not specify the account number and portfolio, all money sent will be invested in the U.S. Government Fund. Because each Fund must pay for its securities purchases on the same day in Federal funds, only Federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal funds wires to be eligible for same-day order entry, the Funds must be notified before 11:00 AM (New York time) (2:00 PM for the Primary and U.S. Government Funds) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal funds will be entered as of the business day when covering Federal funds are received or bank checks are converted into Federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (2:00 PM for the Primary and U.S. Government Funds) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payment from the federal government. Call the Funds at 800-637-1700 for an application.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV") which is calculated at the close of each Business Day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. A "Business Day" is Monday through Friday exclusive of days the New York Stock Exchange ("NYSE") is closed for trading and bank holidays in New York State. It is the policy of each Fund to seek to maintain a stable NAV of $1.00 per share, although this share price is not guaranteed.

DISTRIBUTORS. The Funds' Distributors are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Advisor; NWNL/Northstar Distributors, Inc., Two Pickwick Plaza, Greenwich, CT 06830; and Pacific Global Fund Distributors, Incorporated, 206 North Jackson Street, Suite 201, Glendale, CA 91206.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve funds at NAV. This exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of certain broker-dealers or Firms and some Firms may impose conditions on their clients which are different from those described in this Prospectus.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details is available from the Funds.

DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in each Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, each Fund makes assistance payments at an annual rate of 0.20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Funds. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Funds by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Some Firms which utilize a centralized purchase method for Fund shares, may have an earlier cut off for purchase orders than stated above in order to facilitate the transmission of purchase orders by bulk wire. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name on behalf of their clients. In such instances, the Funds' transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST

    The Reserve Fund was originally incorporated on February 1, 1970 as a Maryland corporation and was reorganized as a Massachusetts business trust on October 28, 1986; Reserve New York Tax-Exempt Trust and Reserve Tax-Exempt Trust were organized as Massachusetts business trusts on July 12, 1983 and January 25, 1983, respectively, and are open-end management investment companies commonly known as mutual funds. At the date of this Prospectus, there were four (4) separate series of The Reserve Funds, nine (9) separate series of Reserve Tax-Exempt Trust and one (1) separate series of Reserve New York Tax-Exempt Trust authorized and outstanding. Additional series may be added in the future by the Board of Trustees. The Reserve Fund, Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust are authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemptions and in the net assets of their series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for The Reserve Fund, Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust and each investment portfolio's obligations to third parties, and requires that every written contract made by the Fund and the Trusts contain a provision to that effect. The Declaration of Trust also requires The Reserve Fund, Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each Business Day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.

         TAXES FOR THE PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS

    To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability.

    For federal income tax purposes, distributions out of interest and net realized short-term capital gains earned by a Fund are taxable as ordinary income.

    The U.S. Treasury Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. government that provide interest income exempt in many states from state and local personal income taxes, except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Fund. Shareholders should consult with their own tax advisers with respect to the application of their state and local tax laws to these distributions.

    Shareholders are advised to retain all statements to maintain accurate records of their investments. The Funds intend to report to their shareholders before the end of February each year as to the source of dividends and other distributions, if any, paid or declared by each Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

     TAXES FOR THE TAX-EXEMPT MONEY-MARKET FUNDS OF INTERSTATE, CALIFORNIA,
      CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, NEW JERSEY, NEW YORK,
                             OHIO AND PENNSYLVANIA

    To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on Municipal Obligations designated by a Fund as "exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, exempt-interest dividends derived from the interest thereon generally is not subject to state and, with respect to the New York Tax-Exempt Fund, local personal income taxes.

    Any distributions of net realized long-term gains earned by the Interstate Tax-Exempt Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.

    Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. If the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities and the same is true with respect to the Pennsylvania Tax-Exempt Fund and the Pennsylvania county personal property tax.

    Shareholders are advised to retain all statements to maintain accurate records of their investments. If any dividends are not exempt from federal income or state or local personal income taxes, shareholders will be advised of the percentage by February of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

    Further information relating to tax consequences is contained in the SAI.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their NAV determined after receipt by the Fund of a request in proper form. Each Fund usually transmits payment the same day when requests are received before 11:00 AM (New York time) (12:00 NOON for the Primary and U.S. Government Funds) and the next day for requests received after the time specified to enable shareholders to receive additional dividends. This is not always possible, and transmission of redemption proceeds may be delayed. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire, however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    Each Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Funds at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

CHECKING. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment, otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. For more information call 800-637-1700.

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may, upon written notice, participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS. You may redeem shares of a Fund by telephone (minimum $100) if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Funds may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) Business Days after the purchase.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

BACKUP WITHHOLDING (FOR THE PRIMARY FUND, U.S. GOVERNMENT FUND, AND THE U.S. TREASURY FUND). The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts which a correct and certified TIN is not provided or otherwise subject to back up withholding, except in the case of certain non-resident alien accountholders.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone telephone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as money-market funds and various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by industry publications). An investment in shares of a Fund is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

             TABLE OF CONTENTS

Shareholder Expenses  ......................    2
Financial Highlights .......................    4
Yield ......................................   10
Investment Objective and Policies ..........   10
Management .................................   16
How to Buy Shares ..........................   17
Shares of Beneficial Interest ..............   18
Daily Dividends ............................   19
Taxes for the Primary, U.S. Government and
  U.S. Treasury Funds ......................   19
Taxes for the Tax-Exempt Money-Market
  Funds of Interstate, California, Connecticut,
  Florida, Massachusetts, Michigan,
  New Jersey, New York, Ohio and
  Pennsylvania .............................   19
Redemptions ................................   20
General Information ........................   21

  Investors are advised to read and retain this Prospectus for future reference.



American Express Money Market Account is a cash management service offered by The Reserve Funds through American Enterprise Investment Services, Inc., a subsidiary of American Express Financial Corporation.
Shares offered are shares of The Reserve Funds.


AMERICAN ENTERPRISE INVESTMENT SERVICES INC.
A subsidiary of American Express Financial Corporation


IDS TOWER 10
MINNEAPOLIS, MN 55440
WWW.AMERICANEXPRESS.COM


(C) 1998 American Express Financial Corporation
All rights reserved.


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                    U.S. Government Fund
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                 Interstate Tax-Exempt Fund

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                 Connecticut Tax-Exempt Fund
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